                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

         /s/ Paul M. Anderson
          (Paul M. Anderson)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

          /s/ Milton Carroll
           (Milton Carroll)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

           /s/ Robert Cizik
            (Robert Cizik)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

      /s/ Charles W. Duncan, Jr.
       (Charles W. Duncan, Jr.)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

          /s/ Harry E. Ekblom
          (Harry E. Ekblom)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

         /s/ William T. Esrey
          (William T. Esrey)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

         /s/ Ann Maynard Gray
          (Ann Maynard Gray)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

         /s/ Dennis R. Hendrix
         (Dennis R. Hendrix)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

          /s/ Harold S. Hook
           (Harold S. Hook)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

        /s/ Leo E. Linbeck, Jr.
        (Leo E. Linbeck, Jr.)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of October, 1994.

         /s/ George L. Mazanec
         (George L. Mazanec)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 8th day of October, 1994.

      /s/  Ralph S. O'Connor
         (Ralph S. O'Connor)